Exhibit 99.2

Supplemental Information

Financial Information for the Quarter ending June 30, 2010

Investment Portfolio

As of June 30, 2010, our investment portfolio had a balance of $1,906 million, excluding $50 million in unrealized marked-to-market gains. This investment portfolio consisted of $1,340 million of investments and mortgage-backed securities, $346 million of collateralized mortgage obligations (“CMOs”), $178 million of municipal bonds, $25 million of corporate investments and $17 million of other investments including tax credit investments. No investment position was considered other-than-temporary impairment (“OTTI”) as of June 30, 2010.

As of June 30, 2010, the CMO portfolio consisted of $267.2 million from the Government National Mortgage Association (“GNMA”), $12.2 million from the Federal Home Loan Mortgage Corporation (“FHLMC”) and $66.5 million from non-agency sources. Of these non-agency CMOs, all are AAA-rated by at least one rating agency.

Non-Agency CMOs as of June 30, 2010 (in millions)

Security Description	Cusip	S&P Rating	Moody’s Rating	Fitch Rating	Original Face	Current Face	Book Value	Market Value
Countrywide Home Loans (CWHL)	12669FB93	AAA	N/A	AAA	$50.00	$2.04	$2.04	$2.04
Wells Fargo Mortgage Backed Securities (WFMBS)	94982GAL3	N/A	Baa1	AAA	$23.50	$17.03	$17.03	$17.15
Countrywide Home Loans (CWHL)	12669FRT2	N/A	Aaa-	AAA	$50.00	$4.16	$4.15	$4.17
Structured Asset Securities Corp (SASC)	86359AE66	AAA	Aaa-	N/A	$24.10	$5.73	$5.73	$5.56
Credit Suisse First Boston (CSFB)	22541QMW9	AAA	Aa2-	N/A	$10.00	$1.57	$1.57	$1.52
First Horizon Asset Securities Inc. (FHASI)	32051DC34	AAA	Aaa-	N/A	$10.00	$2.58	$2.58	$2.66
Wells Fargo Mortgage Backed Securities (WFMBS)	94980YAE2	AAA	N/A	AAA	$25.00	$9.44	$9.42	$9.62
Wells Fargo Mortgage Backed Securities (WFMBS)	94980YAL6	AAA	N/A	AAA	$29.77	$8.75	$8.75	$8.67
Citicorp Mortgage Securities Inc. (CMSI)	172973PN3	AAA	Aaa	N/A	$10.00	$0.06	$0.06	$0.06
Wells Fargo Mortgage Backed Securities (WFMBS)	94979YAJ4	AAA	N/A	AAA	$50.00	$2.48	$2.48	$2.49
Morgan Stanley Mortgage (MSM)	61745MWG4	AAA	Aaa-	N/A	$18.98	$4.51	$4.52	$4.60
Wells Fargo Mortgage Backed Securities (WFMBS)	949780AA8	AAA	Aaa-	N/A	$10.00	$1.63	$1.63	$1.68
Master Seasoned Securities Trust (MSSTR)	55265WCA9	AAA	N/A	AAA	$30.00	$6.45	$6.51	$6.67

Non-Agency CMO Total					$341.35	$66.43	$66.47	$66.89

Liquidity Position

As of June 30, 2010, we had $9,738 million in funding sources consisting of $7,241 million in deposits, $875 million in advances from the Federal Home Loan Bank (FHLB), $1,023 million in repurchase agreements and federal funds, $248 million in borrowings, $193 million in capital and $158 million in other funding sources.

As of June 30, 2010, we had total direct sources of liquidity of $2,035 million. As of June 30, 2010, we had an available balance of existing loan pledges of $802 million, consisting of $627 million from the FHLB and $175 million from the Federal Reserve Board (FRB). As of June 30, 2010 we had on-balance sheet liquidity of $1,233 million consisting of $663 million in cash, $378 million in unpledged securities and $192 million in loans held for sale.

Loans

Gross loans decreased by $636 million during Q2 2010 and $2.3 billion since Q2 2009, representing reductions of 9% and 26%, respectively. As of June 30, 2010, we had construction loans of $959 million, which represent 15% of total loans. Residential construction concentration was reduced to 6% at Q2 2010 from 14% at Q2 2009.

Loan Mix by Category at June 30, 2010

	2010	NPLs	Delinquencies (30-89 days)
	(millions)	(millions)	(millions)
Residential real estate	$778	$105	$20
Multi-family real estate	460	27	3
CRE, non-owner-occupied	1,367	71	19
CRE, owner-occupied	1,375	101	23
C & I	644	30	5
Construction - residential	381	271	22
Construction - commercial	419	181	33
Construction - multi-family	159	89	4
Consumer	828	9	11

Total	$6,411	$884	$140

Loan Mix by Geography as of June 30, 2010

Combined Market	Book Balance
(in millions)
Washington	$2,490
Oregon	1,683
N. California	1,082
S. California	213
Idaho	408
Arizona	288
Montana	128
Other	119

Total	$6,411

Loans – Construction

As of June 30, 2010, we had total construction loans of $959 million, a decrease of $324 million compared to the prior quarter.

Loans- Residential Construction

Residential Construction Portfolio as of June 30, 2010 (in millions)

	Residential Construction by Geography						NPLs by Property Type as % of Loan Commitments
	Outstanding Balances	Loan Commitments	% of Total LCs	NPLs	% of Total NPLs	NPLs as % LCs	Vertical	Lot	Raw Land	A&D
Washington	$205	$224	55%	$131	48%	58%	61%	60%	77%	69%
Puget Sound	174	190	47%	110	40%	58%	62%	57%	78%	64%
Other
Washington	12	15	4%	7	2%	46%	39%	55%	29%	100%
Vancouver	19	19	5%	14	5%	75%	67%	82%	78%	100%

Oregon	117	118	29%	92	34%	78%	74%	73%	92%	100%
Portland	85	86	21%	69	25%	80%	77%	82	83%	100%
Bend	11	11	3%	11	4%	100%	100%	100%	100%	NA
Other Oregon	21	21	5%	12	5%	58%	49%	38%	100%	100%

Idaho	20	21	5%	17	6%	81%	61%	74%	100%	100%
Boise	10	10	2%	10	4%	100%	100%	100%	NA	100%
Other Idaho	10	11	3%	7	3%	64%	19%	25%	100%	100%

California	34	36	9%	27	10%	75%	89%	62%	37%	100%
Southern
California	5	7	2%	5	2%	77%	0%	NA	100%	100%
Northern
California	29	29	7%	22	8%	74%	89%	62%	36%	100%

Other	5	6	2%	4	2%	72%	94%	100%	NA	100%

Total	$381	$405	100%	$271	100%	67%

Residential Construction Loans by Property Type (in thousands)

	Total	Vertical	Lot	Raw Land	A&D
Washington	$204,827	$114,804	$38,187	$22,668	$29,168
Puget Sound	173,589	99,444	31,809	16,977	25,359
Other Washington	12,255	7,423	1,683	297	2,852
Vancouver	18,983	7,937	4,695	5,394	957

Oregon	116,956	44,263	43,047	22,582	7,064
Portland	85,417	39,080	33,181	11,185	1,971
Bend	11,061	355	797	9,909	0
Other Oregon	20,478	4,828	9,069	1,488	5,093

Idaho	19,658	3,760	5,770	5,002	5,126
Boise	9,804	1,943	3,759	0	4,102
Other Idaho	9,854	1,817	2,011	5,002	1,024

California	33,994	14,455	5,070	5,690	8,779
Southern California	5,190	103	0	53	5,034
Northern California	28,804	14,352	5,070	5,637	3,745

Other	5,242	3,177	529	0	1,536

Total	$380,677	$180,459	$92,603	$55,942	$51,673

Residential Construction Non-Performing Loans (“NPLs”) by Property Type (in thousands)

	Total	Vertical	Lot	Raw Land	A&D
Washington	$130,657	$70,093	$22,960	$17,523	$20,081
Puget Sound	109,560	61,870	18,165	13,253	16,272
Other Washington	6,750	2,883	931	85	2,852
Vancouver	14,345	5,340	3,864	4,185	957

Oregon	91,947	32,628	31,567	20,688	7,064
Portland	68,529	29,899	27,367	9,292	1,971
Bend	11,060	355	797	9,908	0
Other Oregon	12,358	2,374	3,403	1,488	5,093

Idaho	16,690	2,291	4,271	5,002	5,126
Boise	9,804	1,943	3,759	0	4,102
Other Idaho	6,886	348	512	5,002	1,024

California	26,812	12,805	3,148	2,080	8,779
Southern California	5,087	0	0	53	5,034
Northern California	21,725	12,805	3,148	2,027	3,745

Other	4,504	2,440	528	0	1,536

Total	$270,610	$120,257	$62,474	$45,293	$42,586

Loans- Commercial Construction

As of June 30, 2010, we had an outstanding commercial & multi-family construction loan balance of $578 million, of which 94.4% had been re-appraised over the last 12 months. The commercial & multi-family construction loan balance consisted of $159 million in multi-family, $142 million in office & commercial, $93 million in retail & strip centers, $66 million in hotels & motels, $17 million in Acquisition & Development (“A&D”), $36 million in industrial warehouse, $30 million in stand-alone retail and $35 million in other.

Over the last 12 months, 94.4% of the commercial construction portfolio has been re-appraised.

Commercial Construction Portfolio as of June 30, 2010 (in thousands)

	Commercial and Multi-family Construction by Geography
	Outstanding Balances	Loan Commitments	% of Total LCs	NPLs	% of Total NPLs	NPLs as % LCs
Washington	$205,225	$217,874	34%	$127,416	47%	58%
Puget Sound	151,952	160,900	25%	100,842	37%	63%
Other Washington	51,594	55,295	9%	25,020	9%	45%
Vancouver	1,679	1,679	0%	1,554	1%	93%

Oregon	105,982	111,978	18%	42,140	16%	38%
Portland	51,067	53,027	9%	15,228	6%	29%
Bend	14,676	15,276	2%	14,676	5%	96%
Other Oregon	40,239	43,675	7%	12,236	5%	28%

Idaho	9,927	10,164	2%	5,564	2%	55%
Boise	8,915	9,152	2%	4,552	2%	50%
Other Idaho	1,012	1,012	0%	1,012	0%	100%

California	142,872	158,457	25%	53,977	20%	34%
Southern California	59,400	67,801	11%	28,861	11%	43%
Northern California	83,472	90,656	14%	25,116	9%	28%

Other	114,142	134,110	21%	40,681	15%	30%

Total	$578,148	$632,583	100%	$269,778	100%	43%

Loans - Commercial Real Estate (Non-Owner-Occupied)

As of June 30, 2010, our commercial real estate non-owner occupied (“CRE NOO”) loan total was $1,828 million, a decrease $101 million over the past year. As of June 30, 2010, the CRE NOO loans represented 28.5% of gross loans, compared to 22.2% as June 30, 2009.

The CRE NOO loans consisted of $460 million in multi-family, $402 million in office & commercial, $245 million in stand-alone retail, $232 million in industrial warehouse, $159 million in retail & strip centers, $119 million in hotels & motels and $211 million in other.

Geographically, $505 million of the CRE NOO portfolio was located in Northern California, $80 million in Southern California, $569 million in Washington, $383 million in Oregon, $134 million in Arizona, $99 million in Idaho, $14 million in Montana and $44 million in other states.

Loans - Commercial Real Estate(Owner-Occupied)

As of June 30, 2010, commercial real estate owner-occupied (“CRE OO”) loans totaled $1,375 million, a decrease of $145 million over the past year. Small Business Administration (SBA) loans accounted for $123 million of the total CRE OO loans, as of June 30, 2010.

The CRE OO loans consists of $360 million in industrial warehouse, $271 million in office & commercial, $252 million in stand-alone retail, $91 million for hotels & motels, $78 million for specific use properties, $72 million office & medical, $57 million for agriculture, $49 million for land, $54 million single-family residence, $18 million for care facilities and $73 million in other.

Geographically, $448 million of the CRE OO loan properties were located in Washington, $322 million in Oregon, $358 million in Northern California, $31 million in Southern California, $97 million in Arizona, $84 million in Idaho, $17 million in Montana and $18 million in other locations.

Internal Loan Portfolio Analysis

As of June 30, 2010, we had a Tier 1 leverage ratio of 2.0% compared to a median of 9.2% for our peers, Tier 1 risk-based capital of 3.0% compared to a median of 12.4% for our peers and total risk-based capital of 5.8% compared to a median of 14.3% for our peers. (For this purpose, peers include all depository institutions with $7 billion to $25 billion in assets per SNL Financial. Peer group data is as of March 31, 2010.)

Sterling Financial Corporation Additional Data (in thousands)

	June 30, 2009	Mar 31, 2010	June 30, 2010
OTHER ASSETS:
Accrued interest receivable	$55,488	$39,084	$35,014
Deferred tax asset, net	82,310	0	0
Tax receivable	38,496	36,383	0
Trust preferred debt issuance costs	630	610	604
Prepaid assets	8,732	9,392	15,663
Misc. accounts receivable	130	2,988	31
Mortgage servicing rights	8,726	12,813	12,777
FHLB Stock	100,682	100,682	100,444
Other	21,467	19,696	54,462

	$316,661	$221,648	$218,995

LOAN SERVICING PORTFOLIO (SERVICED FOR OTHERS):
Action Mortgage and Golf servicing portfolio	$753,014	$1,163,237	$1,331,086
INTERVEST mortgage servicing portfolio	1,662,845	1,542,403	1,511,037

Total mortgage servicing portfolio	2,415,859	2,705,640	2,842,123
Commercial servicing portfolio	119,983	100,580	96,037
Consumer servicing portfolio	0	0	0

Total loans serviced for others	$2,535,842	$2,806,220	$2,938,160

SPECIFIC RESERVE:
Specific loan loss allowance	$14	$19,025	$18,060
Specific REO loss allowance	24,540	12,038	14,068

Total specific reserve	24,554	31,063	32,128

Confirmed losses-loans	224,680	530,202	462,885
Confirmed losses-oreo	57,379	96,057	129,926

Total confirmed losses	282,059	626,259	592,811

Remaining principle related to loss	440,755	795,553	724,187

OTHER BORROWINGS:
Trust preferreds	$245,278	$245,282	$245,283
Other	3,000	3,000	3,000

Total other borrowings	$248,278	$248,282	$248,283

NONINTEREST EXPENSE - OTHER:
Data processing	$5,176	$5,105	$5,359
Depreciation	3,507	3,568	3,372
Advertising	3,099	2,495	3,329
Insurance	12,087	12,685	10,191
Travel and entertainment	1,439	804	1,027
Legal and accounting	3,058	6,124	2,511
Other	2,336	3,124	2,465
Total noninterest expense – other	$30,702	$33,905	$28,254

LOAN SALES:
Residential – total	$833,855	$522,338	$580,925
Residential – excluding market adjustments	(19,699)	(35,733)	79,385
Residential – delivered	814,156	486,605	660,310
Commercial	18,534	3,864	57,917
Total loan sales	$832,690	$490,469	$718,227

	June 30, 2010
	average loan size	number of loans	largest loan (in thousands)
OTHER LOAN DATA:
Residential real estate	$208	3,955	$1,987
Multifamily real estate	1,013	488	20,000
Commercial real estate	893	1,656	31,799
Construction:
Residential	721	827	16,402
Multifamily	7,792	27	25,298
Commercial	5,237	99	23,985

Total construction	13,750	953	65,685
Consumer – direct	25	30,378	1,390
Consumer – indirect	11	7,541	322
Commercial banking	325	6,699	19,918

Total	$16,225	51,670	$141,101

	June 30, 2009	Mar 31, 2010	June 30, 2010
FULL TIME EQUIVALENT EMPLOYEES:
SSB	2,013	1,931	1,912
GSB	499	568	554
Golf Escrow	12	7	7
INTERVEST	53	32	26
Sterling Financial	17	17	8

Total	2,594	2,555	2,507

	June 30, 2009	Mar 31, 2010	June 30, 2010
EFFECTIVE TAX RATE:	-55%	0%	0%

In Q2 2010 Sterling incurred approximately $0.5 million in non-recurring professional services expenses compared to $2.8 million in Q1 2010.

Sterling opened 8,167 new checking accounts in Q2 2010.